EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Greggory W. Branning, Chief Financial Officer of CSW Industrials, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Annual Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.
Date: June 14, 2017

/s/ Greggory W. Branning
Greggory W. Branning
Chief Financial Officer
(Principal Financial Officer)